UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 4, 2015, at our 2015 annual meeting of shareholders, our shareholders approved an amendment and restatement of our 2013 Stock and Option Plan that, among other things, increases the number of shares of common stock authorized for issuance under this plan by 7,800,000 shares.

Item 5.07. Submission of Matters to a Vote of Security Holders.
Our annual meeting of shareholders was held on June 4, 2015. Our shareholders elected Sangeeta N. Bhatia, Jeffrey M. Leiden and Bruce I. Sachs to serve on our board of directors until the annual meeting of shareholders to be held in 2018. The tabulation of votes with respect to the election of such directors was as follows:

	For	Withheld	Non-Votes

Sangeeta N. Bhatia	215,763,981	893,591	6,077,182

Jeffrey M. Leiden	210,839,916	5,817,656	6,077,182

Bruce I. Sachs	189,834,052	26,823,520	6,077,182
In addition, our shareholders (i) approved an amendment to our Restated Articles of Organization increasing the number of authorized shares of common stock from 300,000,000 to 500,000,000, (ii) approved an amendment and restatement of our 2013 Stock and Option Plan, (iii) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015, (iv) did not approve, on an advisory basis, the compensation program for our named executive officers, (v) approved a shareholder proposal regarding a proxy access by-law and (vi) did not approve a shareholder proposal requesting a report on specialty drug prices. The tabulation of votes with respect to these proposals was as follows:

	For	Against	Abstain	Non-Votes

Amendment to our Restated Articles of Organization	190,445,332	32,052,363	237,059	—

Amendment and Restatement of our 2013 Stock and Option Plan	147,055,662	69,353,084	248,826	6,077,182

Ratification of our Independent Registered Public Accounting Firm	219,360,379	3,144,600	229,775	—

Advisory Vote on Executive Compensation	97,683,568	118,709,642	264,362	6,077,182

Shareholder Proposal on Proxy-Access Bylaw	126,418,279	89,918,865	320,428	6,077,182

Shareholder Proposal Requesting Report on Specialty Drug Prices	6,283,460	179,710,139	30,663,973	6,077,182
Our board of directors plans to carefully consider the outcome of the advisory vote on the compensation program for our named executive officers and our discussions with and feedback from shareholders in making future decisions regarding our overall executive compensation program and practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: June 4, 2015	/s/ Michael J. LaCascia
Michael J. LaCascia Vice President and Interim General Counsel